United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2005

Citizens First Bancorp, Inc.

(Name of Issuer in its charter)

Delaware	0-32041	38-3573852

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

525 Water Street, Port Huron, Michigan	48060

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (810) 987-8300

N/A
(Former name or former address, if changed since last report)

Item 8.01 Other Events.
SIGNATURES
Exhibit Index
Press Release, Dated February 15, 2005

Item 8.01 Other Events.

On February 15, 2005, Citizens First Bancorp, Inc. issued a press release which announced that (i) the 2005 annual meeting of stockholders will be held on May 26, 2005; and (ii) the record date for stockholders entitled to vote at the 2005 annual meeting is March 28, 2005. The press release is attached as Exhibit No. 99 and incorporated herein by reference.

Exhibit No.	Description of Exhibit
99	Press release dated February 15, 2005 announcing Registrant’s annual meeting date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2005	Citizens First Bancorp, Inc.

	By:	/s/ Marshall J. Campbell

Marshall J. Campbell Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Exhibit
99	Press release dated February 15, 2005 announcing Registrant’s annual meeting date.